
INVESTOR
DAY | 2018
SEE THE ADVANTAGE 〉 FACTSET

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Agenda

9:00 – 9:05 a.m.	INTRODUCTION + AGENDA
9:05 – 9:15 a.m.	BUSINESS + STRATEGIC OVERVIEW
9:15 – 9:30 a.m.	TECHNOLOGY + FINTECH INDUSTRY
9:30 – 9:50 a.m.	PORTFOLIO MANAGEMENT + TRADING
9:50 – 10:05 a.m.	BREAK + PRODUCT DEMONSTRATIONS
10:05 – 10:25 a.m.	ANALYTICS
10:25 – 10:45 a.m.	CONTENT + TECHNOLOGY SOLUTIONS
10:45 – 11:00 a.m.	SALES STRATEGY
11:00 – 11:15 a.m.	BREAK + PRODUCT DEMONSTRATIONS
11:15 – 11:35 a.m.	FINANCIAL UPDATE
11:35 – 12:20 p.m.	Q + A SESSION
12:20 – 1:00 p.m.	LUNCH + PRODUCT DEMONSTRATIONS

Forward-Looking Statements and Non-GAAP Measures

This presentation, and other statements that FactSet may make, may contain forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the Company's strategy for growth, product development, market position, subscriptions, expected expenditures, and financial results are forward-looking statements. Forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "should," "indicates," "continues," "subscriptions," and similar expressions.

These statements are not guarantees of future performance and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in FactSet's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K and quarterly reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to: the current status of the global economy; the ability to integrate newly acquired companies and businesses; the stability of global securities markets; the ability to hire qualified personnel; the maintenance of the Company's leading technological position; the impact of global market trends, including trends related to potential changes in the European Union, on the Company's revenue growth rate and future results of operations; the negotiation of contract terms with corporate vendors, data suppliers, and potential landlords; the retention of key clients; the successful resolution of ongoing audits by tax authorities; the continued employment of key personnel; the absence of U.S. or foreign governmental regulation restricting international business; and the sustainability of historical levels of profitability and growth rates in cash flow generation.

In addition, this presentation and oral statements made in connection with this presentation reference non-GAAP financial measures, such as ASV, organic revenue, adjusted operating margin, and adjusted diluted EPS. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure.
A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation.

SEE THE ADVANTAGE ⟩ FACTSET

BUSINESS + STRATEGIC OVERVIEW

Phil Snow

Our Mission



SOLVE OUR CLIENTS' GREATEST CHALLENGES WITH THE POWER OF COLLABORATION

Our Scale

ORGANIC ANNUAL SUBSCRIPTION VALUE (ASV) INCREASE	5.8%
GLOBAL USERS	89K
GLOBAL CLIENTS	5K
GLOBAL FOOTPRINT (COUNTRIES)	24
ADJUSTED DILUTED EARNINGS PER SHARE INCREASE	17%
YEARS OF CONSECUTIVE REVENUE GROWTH	38



All metrics above are as of YTD February 28, 2018. ASV and EPS growth percentages are versus the prior year.

Our Market


2017 MARKET DATA + ANALYTICS MARKET
$28.5B
THOMSON REUTERS 22.5%
FDS 4.5%
$1.3B
OTHER 39.8%
BLOOMBERG 33.2%
3.5%
2017 Total Market Growth, Year-Over-Year
5.7%
2017 Organic ASV Growth, Year-Over-Year
FACTSET
The Burton Taylor report calculates FactSet's market share based on annual revenues on a January through December calendar year versus FactSet's August 31, year end.
Source: Financial Times

Our Advantage



CONTENT

We map and link unique datasets from proprietary and third-party sources to provide you with high-quality data you can trust.

ANALYTICS

From fundamental and quantitative research to risk and performance management, our flexible applications help you streamline analysis across your investment lifecycle.

TECHNOLOGY

Our customized and flexible technologies allow you to get what you need, when you need it, across your workflow.

SERVICES

Rely on our team of experts to help you implement and use FactSet, receive and manage data, and work more efficiently.

Our Workflow Solutions


RESEARCH
PMT
Portfolio Management and Trading
ANALYTICS
CTS
Content and Technology Solutions
WEALTH

Committed to Returning Capital to Shareholders


(in millions)
$500
$400
$300
$200
$100
$-
$332
$280
$256
$357
$261
$208
$56
$61
$67
$74
$81
$83
'13
'14
'15
'16
'17
LTM Q2'18
Cash Dividends
Share Repurchases

Average Cash Returned to Shareholders as a % of Free Cash Flow and Proceeds from Employee Stock Plans

92%

Investment Highlights


CONTINUOUS + STEADY GROWTH
GLOBAL MARKET OPPORTUNITY
AWARD WINNING SOLUTIONS
STRONG COMPETITIVE POSITIONING
EXECUTION FOCUSED MANAGEMENT
DISCIPLINED CAPITAL ALLOCATION

SEE THE ADVANTAGE 〉 FACTSET

TECHNOLOGY + FINTECH INDUSTRY OVERVIEW

Gene Fernandez

FactSet Opportunity



D I S R U P T I O N   C R E A T E S   O P P O R T U N I T I E S

- Our market and client base are at an inflection point
- Gaps in industry offerings can be efficiently filled by emerging technologies
- FactSet has the advantage of scale and agility to drive innovation

FactSet in the Industry

WHAT DO CLIENTS THINK OF FACTSET?

- Best client support
- Responsive to client enhancement requests
- Premium products with a high degree of return on investment
- Ability to integrate within FactSet workflow solutions and third-party applications is a differentiator

Changing Market

Sell-Side


RAISING CAPITAL
CLIENTS
INVESTMENT BANKS
INVESTORS
M&A
MARKET RESEARCH
TRADING

Market Dynamics

- Increase Regulatory pressure
- Increased Compliance cost
- Heightened Security threat
- Pricing Transparency
- 3rd-party oversight
- Active Fintech Community

Outcomes

- Margin Compression
- Increase automation / efficiency reduce labor cost
- Market consolidation
- Technology threats
- Differentiate through pre trade and post trade
- Develop new business models

Buy-Side: Asset Management, Hedge Funds, Institutional Investors, Retail Investing

Focus Areas


CLIENTS
INVESTORS

Execution Quality
- Sourcing Liquidity
- Fine Tuning TCA improvements
- Broker Algo Customization
- Study Market Structure / Regulation
- Venue Analysis
- Routing Analysis

Technology
- Automate Non-Critical
- Upgrade OMS and EMS
- Capture more data from venues

Workflow
- Global / Cross-Asset
- Trader Optimization
- Fund Integration

Relationships
- Manage Commissions / Lower Trading Cost

Focus Areas

PROJECT NEXT GEN

Eliminate much of the technical debt – Target code completion by year end and client migrations by end of calendar year 2019

DEVELOPER EFFICIENCY

Automate where possible – drive a culture of collaboration through software, service based APIs, open source, AI for engineering

EMERGING TECHNOLOGIES

Optimizations and new products informed by emerging technology (cloud computing, cognitive computing, data/data science, block chain)

SEE THE ADVANTAGE ⟩ FACTSET

PORTFOLIO MANAGEMENT + TRADING OVERVIEW

John Adam

Workflow Solutions


RESEARCH
PMT
ANALYTICS
CTS
WEALTH

The Evolution of Front Office Trading Technology

Period	Technology	Providers
Early 1990's	Order Management Systems (OMS)	Merrin Financial, Charles River, MacGregor
Mid 1990's	Broker Execution Management Systems (EMS)	REDI, MS Passport, InstaQuote
	Multi-Broker ASP EMS's	RealTick, ITG Triton, TradingScreen
2000's	Global Trade Automation Solutions	Portware, FlexTrade
2013	Predictive Analytics with Artificial Intelligence	PORTWARE
2018+	Unification of data, analytics, and multi-asset execution management, for turnkey integration between trade execution and portfolio management	FACTSET PORTFOLIO MANAGEMENT & TRADING SOLUTIONS

Putting All of the Pieces Together

SUPPORTING THE PORTFOLIO LIFECYCLE

PORTFOLIO MANAGEMENT & TRADING SOLUTIONS

FACTSET

OEMS

cymba technologies
A FACTSET Business

PORTWARE
A FACTSET Trading Solution

Sizing the Order / Execution Management Systems Markets

BUY-SIDE OMS AND EMS USAGE BY THE NUMBERS

- Greenwich Associates estimates that buy-side trading desks paid $4.8 billion to cover trading desk technology obligations in 2015.
- An additional $1.1 billion, or 23%, pays for the order management systems (OMS).



OMS
% using third-party OMS
89% Equity
67% Fixed income
Top requested OMS improvements
54%
51%
Easier integration with other tools
Better customization
39% of traders request improved pre-trade TCA on their OMS
EMS
% using third-party EMS
80% Equity
44% Fixed income
Top requested EMS improvements
41%
37%
Easier integration with other tools
Better customization
45% of fixed-income investors want improved access to liquidity venues

Source: Greenwich Associates 2016 Market Structure and Trading Technology Study

Fragmented Front Office Technologies Create Inefficiencies



Transaction System – Accounting & Trade Execution
Data Governance
Index Performance Reporting
Investment Analysis
Portfolio Reporting & Analysis
Quantitative Solutions
Regulatory & Compliance
Sales & Marketing

Portfolio Managers + Traders are Feeling the Pain



MANUAL PROCESS

Institutional investors are lacking the automation required to scale their human capital effectively.

"ONE-SIZE-FITS-NONE"

Fragmented systems with error-prone basic integration or a monolithic solution that doesn't match the investment process.

INCOMPLETE INFORMATION

Analytics are out of date or stale in a market that is moving faster than ever.

What Makes FactSet Portfolio Management + Trading Unique?

AUTOMATION

We handle more low-touch orders for the buy-side better than most competitors.

INTEGRATION

We integrate front, middle, and back office systems better than others.

INFORMATION

We are a leading integrator of real-time analytics critical to trading and portfolio management.

Why FactSet PMT?

INTEGRATION, AUTOMATION, INFORMATION IN AN OPEN PLATFORM

PORTFOLIO MANAGEMENT

- Portfolio Monitoring
- Trade Simulation
- Risk Management
- Regulatory Compliance

EXECUTION MANAGEMENT

- Multi-Asset Trade Execution
- Broker Neutrality
- Analytics & TCA
- 600+ Certified Trading Destinations

API

APPLICATION INTEGRATION

API

AUTOMATED TRADING

- Execution Strategies
- Arbitrage Strategies
- Multi-Asset Strategies
- Complex Event Processing

ORDER MANAGEMENT

- Reporting & Clearance
- Compliance
- P&L
- Allocations


BREAK

SEE THE ADVANTAGE ⟩ FACTSET

ANALYTICS OVERVIEW: TODAY + BEYOND

Rob Robie

Workflow Solutions


RESEARCH
PMT
ANALYTICS
CTS
WEALTH

Analytics Market

FactSet Position:

- Global assets under management in all markets continue to grow.
- From the shift of active to passive, to the new complexities of measuring risk and returns of alternatives assets – **the advancement of Analytical tools required to assist with the management of these assets is a must.**

"US-registered investment companies* managed **$19.2 trillion** in assets at year-end 2016, $1.1 trillion more than at year-end 2015."

– ICI Fund Fact Book

"Taken together, governments of SWFs, largely those in emerging economies, have access to a pool of funds totaling **$20 trillion.**" **– NextBig Future**

"The huge run-up in stock prices has brought the total market capitalization of **the Russell 3000 Index**—which covers 98.5% of the country's market capitalization—to **$30 trillion**, a "staggering" amount of money, according to a recent report from Bespoke Investment Group. We can't disagree."

– Barrons

"US-registered investment companies* managed **$19.2 trillion** in assets at year-end 2016, $1.1 trillion more than at year-end 2015."

– ICI Fund Fact Book

Our Global Clients: Where We Win

HIGHLIGHTS

GROWTH IS HAPPENING GLOBALLY WITH UPTICK IN APAC

- Asset Managers
  - Small, Medium, and Large Asset Managers
  - 100 of the top 100
- Wealth Managers
- Hedge Funds

GROWTH ACROSS ALL FIRM TYPES

- Insurance Companies
  - Large Life Insurers
  - Property & Casualty
  - Reinsurance
- Plan Sponsors

DRIVERS ARE LARGE ASSET MANAGERS, PLAN SPONSORS, + SOVEREIGN WEALTH FUNDS

- Pension Funds
  - State and Local
  - Super Funds
- Sovereign Wealth Funds

Analytics Continues Strong Growth

PRIMARY GROWTH PILLARS

INCREASE ANALYTICS MARKET PENETRATION

Build on existing PA and Risk solutions to further penetrate existing markets with improved capabilities.

INTEGRATE BISAM + VERMILION ACQUISITIONS

Execute on integration plan for a single workflow and data concordance between FactSet, BISAM, Cognity and Vermilion.

INCUBATE NEW BUSINESS LINES

Build dedicated plan and teams for growing additional and complementary business lines.

What Differentiates FactSet: Analytics, Infrastructure, and Technology

Portfolio Analytics
- Multi-Asset Class Analytics
- FactSet Content + Industry Partners = complete coverage
- All Asset Types Globally: Equities, Fixed Income, Currencies, Derivatives
- Multi-Asset Class Risk
  - Build: FactSet Risk
  - Buy: Cognity
  - Partner: Multiple Industry Leaders



CANADA
NEW YORK/NEW JERSEY
UNITED STATES
MEXICO
NORTH ATLANTIC OCEAN

Multi-Asset Class Performance & Attribution
- Industry Standard Models
  - All asset types
    - Equities, Fixed Income, Currencies, Derivatives
- Multiple methodologies
  - Bottom-up, top-down, asset allocation, passive attribution*, more....
  - Customizable

Robust Analytics
- Risk model build out
- OAS Models
- Monte Carlo
- Prepayment and Loss

Enterprise Hosting
- Secure
- Fast
- Stable
- Scalable

Why Risk Matters?


ASV
Existing Markets
Growing Needs
New Markets
New Risks / New Applications
MARKET STRUCTURE EVOLUTION

The Evolution of Our Risk Offering

PORTFOLIO ANALYSIS	PORTFOLIO SERVICES	PORTFOLIO LIFECYCLE
NORTHFIELD, Axioma Flexible is better., APT, MSCI Barra	FACTSET MAC, Cognity®, FACTSET LMAC	FACTSET MAC Enterprise Risk Solution powered by Cognity
1998	2013	2017
Single Asset-Class 3rd Party Models Single Portfolio Analysis	First FDS-built MAC Risk Model	True-Multi Asset-Class FDS owned models Enterprise, Unified Risk

Bringing the Front and Middle Office Together

The combined power of FactSet, BISAM, Cognity, and Vermilion

PHASE 1: Empower BISAM B-One with FactSet

- FactSet Data API into BISAM B-One
  - Benchmark Feed
  - Fixed Income Analytics
  - Security Master File
  - Any additional data…
- BISAM B-One into FactSet Hosting Framework + Services
- BISAM B-One connected to Vermilion Reporting Solutions

PHASE 2: Empower FactSet Portfolio Analytics with B-One

- FactSet Performance Repository
  - Data Quality (Portfolio Services)
  - Attribution + Return Locking
  - Official Return in PA
  - Pre-set calculations run overnight
- Pre-calculated results delivery
- FactSet PA connected to Vermilion Reporting Solutions

PHASE 3: Single Workflow + Link to Reporting

FACTSET


ANALYTICS
DATA
B-ONE
CONSUMERS
INFORMATION DELIVERY

VERMILION
A FACTSET Company

Regulatory Solutions

Connect FactSet's industry-leading Analytics and unique content with emerging RegTech and industry subject matter expertise to reduce regulatory complexity, cost, and exposure.

- Global scope, initial focus on US and Europe
- Diverse subject matter experts, partnering in the gaps
- Enriched data feeds for Solvency II, PRIIPs/KID, N-PORT, third-party partners enhance KYC/AML, MiFID II offerings
- Workflow driven, reach new users in fast growing market
- Portfolio holdings support deep analytics
- Developing scalable, accurate data validation
- In-house regulatory research



SOLVENCY II FIRST
KPMG called Solvency II the most difficult regulation for asset managers. We have the most comprehensive solution on the market.
DATA VALIDATION SERVICE
Data management is one of the most difficult challenges with Solvency II and a necessary foundation for effective use of RegTech generally.
WORKFLOW & REPORTING
Grow our product suite from datafeeds with analytics to managed data and, in the future, a full workflow for regulatory reporting and archiving.

MiFID II Data

Threshold Monitoring

Enhanced LEI Coverage

New Prototypes for Data Validation



Index Solutions

ALTERNATIVE DATA
Powering index innovation

Unique, proprietary content – "Alt-Data" – is the new oil powering innovation across the alpha-to-beta spectrum!

New Content Launch – 2018

- Shipping Data
- RBICS with Tradenames
- GeoCountry of Risk

INDEX CREATION
Revolutionizing thematic indexing

Develop a global Index platform to democratize the creation, discovery, and sourcing of indexes.

- Crowdsourcing Index IPs
- Access to data and tools
- Marketplace to find the right index
- A community of loyal and engaged sellers / buyers

2017

# INDEXES	67
AUM	$5B

Analytics API


Analytics APIs
Giving Access to FactSet's Powerful Analytics and DataSets
Learn More
Sign Up
Dive In
News & Updates
Success Stories
FACTSET
APIs

Where We Are:

- Active build underway and beta release

Analytics Beyond APIs

- Machine Learning
- Artificial Intelligence
- Deep Learning
- Clusters
- Asset Association

SEE THE ADVANTAGE ⟩ FACTSET

CONTENT + TECHNOLOGY SOLUTIONS OVERVIEW

Rich Newman
Lauren Kline

Workflow Solutions



RESEARCH
PMT
ANALYTICS
CTS
WEALTH

CTS has a Solid Foundation in Financial Data and Technology

2000	2010	2018
Custom Data Feeds	Standard Data Feeds	Open:FactSet Marketplace
Production Intricacies	Efficiency + Scale Challenges	Alternative Data

9%+

% of Annual ASV from CTS

15%+

3-Year CAGR

FactSet has the Competitive Advantage with the CTS Team and Product Suite



DEBT CAPITAL STRUCTURE
SUPPLY CHAIN RELATIONSHIPS
PEOPLE
ECONOMICS
ETF
MERGERS & ACQUISITIONS
CORPORATE GOVERNANCE AND ACTIVISM
FUNDAMENTALS
GEOGRAPHIC REVENUE
PRIVATE EQUITY AND VENTURE CAPITAL
INDUSTRY AND SECTOR CLASSIFICATIONS
EVENTS AND TRANSCRIPTS
ESTIMATES
OWNERSHIP
BENCHMARKS
ENTITY DATA MANAGEMENT
CONCORDANCE
SECURITY DATA MANAGEMENT
REGULATORY IDENTIFIERS
FACTSET IDENTIFIERS
MARKET IDENTIFIERS
FACTSET REFERENCE HUB

SYMBOLOGY

Our ability to map and link unique datasets from proprietary and third-party sources enables us to provide high-quality data you can trust.



EXPERTISE

Our CTS team provides an outstanding service experience helping with their entire data implementation process.



SPEED-TO-MARKET

Our focus is urgency and delivering new solutions to allow clients to get what they need, when they need it.



The Financial Industry is Shifting to Embrace New Technologies and Processes


GROWTH IN ALTERNATIVE DATA
INFINITE COMPUTING POWER
MACHINE LEARNING
DATA SCIENCE AS A DISCIPLINE

Introducing the Open:FactSet Marketplace


Open:FACTSET
WHAT'S NEW CATALOG COMMUNITY HELP
SMARTER DATA, CONNECTED
Expand your insight with the Open:FactSet Marketplace, the destination for best-in-class data and solutions that give investment professionals an edge.
Get Started
SCROLL


Open:FACTSET
estimize
GENSCAPE
GENSCAPE


Open:FACTSET

What's Next?


EXPANSION OF NUMBER OF PROVIDERS
HOSTED QUANTITATIVE PLATFORM
HOSTED RESEARCH ENVIRONMENT
ACCELERATED API DEVELOPMENT
API

- CTS is dedicated to providing the financial data that matters to the investment community. The Open:FactSet Marketplace allows our clients to discover the best-in-class data and solutions that give investment professionals an edge.

SEE THE ADVANTAGE ⟩ FACTSET

SALES STRATEGY

John Wiseman

Our Approach – Focus, Engage, Act



1. DRIVE CORE FACTSET ASV THROUGH NEW AND EXISTING BUSINESS
2. EMPOWER AND ENABLE INDIVIDUAL REGIONS TO DRIVE RESULTS
3. INCREASE CROSS / UPSELLING OPPORTUNITIES TO EXISTING CLIENTS
4. ELEVATE OUR APPROACH TO OUR MOST STRATEGIC CLIENTS

The Global Sales Mission is Aligned with the Company Mission


SOLVE OUR CLIENTS' GREATEST CHALLENGES
WITH THE POWER OF COLLABORATION

Why We Win

BEST MIX OF QUALITY DATA

Leading mix of data from any source. High quality, concorded, unique. FDS concords unique content with the highest level of data integrity.

LEADING ANALYTICAL APPLICATIONS

Growing suite of award-winning, best-in-class applications, providing more solutions across our client investment lifecycle.

FLEXIBLE TECHNOLOGY

Our customized and flexible technologies allow you to get what you need, when you need it, across your workflows.

Our Best in Class Client Service Model


Client Consulting
Implementation Team
Analytics Consulting
RMS/Partners
Client Solutions
Content and Technology Solutions
Training and Development
Client Data Integration

1000+	28	27K	95%	42K
PEOPLE	OFFICES	QUERIES/MONTH	SATISFACTION RATE	VISITS/YEAR

AMERICAS – The Landscape

Regional Drivers and Themes:

- Consolidation and cost pressures
- Active to Passive
- Relative to EMEA and APAC:
  - Stronger brand recognition and awareness
  - More balance and maturity across client types
  - More homogenous market
- Increasing demand for Multi-Asset Class and Risk
- Strong desire for premium and alternative content

AMERICAS: 5% GROWTH*

250+ CLIENT-FACING CONSULTANTS

100+ SALES PEOPLE



* Year over year organic ASV growth rate as of Feb 28, 2018.

Client Type

- Asset Managers
- Broker Dealers
- Wealth Managers
- Hedge Fund
- Plan Sponsor
- Financial Data Integrators

Product / Service

- Workstations
- Analytics: PA, Fixed Income, Risk
- Transaction Services, Portware Enterprise
- CTS: Premium, Price / Reference Data, OnDemand / Production Services
- Research Management Solutions

Office Locations

- New York
- Boston
- Norwalk
- Chicago
- Toronto
- San Francisco
- Los Angeles
- Austin
- Sao Paulo

EMEA – The Landscape

Regional Drivers and Themes:

- Consolidation and cost pressures
- Active to Passive
- BREXIT "Fog"
- Heightened Regulatory Posture
- Greater demand for Multi-Asset Class and Risk, notably Fixed Income
- Strong focus on Wealth Management and Sovereign Funds
- Strong desire for premium and alternative content
- Cultural and Language differences

EMEA: 5% GROWTH*

170+
CLIENT-FACING CONSULTANTS

70+
SALES PEOPLE



* Year over year organic ASV growth rate as of Feb 28, 2018.

Client Type – ASV Order

- Asset Managers
- Wealth Managers
- Broker Dealers
- Plan Sponsor / Sovereign
- Financial Data Integrators
- Hedge Fund

Product / Service

- Workstations
- Analytics: PA, Risk, Performance, Fixed Income, Reporting
- CTS: Premium, Benchmarks, Price / Reference Data, OnDemand / Production Services
- Research Management Solutions

Office Locations

- London
- Paris
- Frankfurt
- Amsterdam
- Milan
- Zurich
- Madrid
- Sofia
- Riga
- Dubai
- Johannesburg

APAC – The Landscape

Regional Drivers and Themes:

- Fragmented Marketplace
  - More Local / Domestic Markets – Hong Kong and Singapore exceptions
  - Entrenched Local Incumbents
    - WIND (China), IRESS(Australia), QUICK(Japan), WiseFN (Korea)
  - Greater needs for local language content and 'localization' of UI
- Dominant Sovereign, Pension and Super Annuation Funds
- Continued Growth Potential and Cross / Up Selling Opportunity
  - China, Japan, Singapore and Australia
  - Growing Wealth market

ASIA-PAC: 13% GROWTH*

100+	50+
CLIENT-FACING CONSULTANTS	SALES PEOPLE



* Year over year organic ASV growth rate as of Feb 28, 2018.

Client Type

- Asset Managers
- Broker Dealers
- Plan Sponsor / Sovereign
- Financial Data Integrators
- Wealth Management

Product / Service

- Workstations
- Analytics: PA, Risk, Fixed Income, Quantitative, Reporting
- CTS: Premium, Price / Reference Data, Benchmark OnDemand / Production Services
- Research Management Solutions

Office Locations

- Hong Kong
- Tokyo
- Sydney
- Melbourne
- Singapore
- Mumbai

Services Feeds / API People

Work Flows **Analytics** Machine Learning

Technology Artificial Intelligence Content

Open Partnerships

Capabilities



› BREAK

SEE THE ADVANTAGE ⟩ FACTSET

FINANCIAL UPDATE

Maurizio Nicolelli

Solid Execution Leads to Consistent Growth


Date Range: 28 Feb. '13 to 28 Feb. '18
105,000,000
100,000,000
95,000,000
90,000,000
85,000,000
80,000,000
75,000,000
70,000,000
Volume (Actual)
220
200
180
160
140
120
100
80
Price [USD]
109%
'13
'14
'15
'16
'17
'18

OVER THE LAST 5 YEARS, FACTSET HAS DELIVERED STRONG GROWTH TO ITS INVESTORS

	Feb. 28, 2013	Feb. 28, 2018	Change
ASV	$0.86 billion	$1.35 billion	57%
LTM Adjusted Diluted EPS	$4.38	$7.91	81%
Stock Price	$97.29	$203.18	109%

Business Outlook – Fiscal 2018*

Fiscal 2018 Original Guidance		Fiscal 2018 Updated Guidance
Organic ASV Growth Rate	4.9% - 6.5%	No change
GAAP Revenues	$1.34B - $1.36B	No change
GAAP Operating Margin[1]	28.5% - 30.0%	27.5% - 29.0%
Adjusted Operating Margin	31.0% - 32.5%	No change
Effective Tax Rate[2]	21.0% - 22.5%	18.0% - 19.5%
GAAP Diluted EPS[1,3]	$7.60 - $7.80	$6.95 - $7.15
Adjusted Diluted EPS[3]	$8.25 - $8.45	$8.35 - $8.55

Positive Negative No Change

THE CHANGES TO ANNUAL GUIDANCE WERE PRIMARILY DUE TO THE U.S. TAX REFORM AND ONE-TIME ITEMS

[1] Both GAAP operating margin and GAAP diluted EPS guidance do not include the effects of any non-recurring benefits or charges that may arise in the next two quarters of fiscal 2018.
[2] As a result of the U.S. Tax Cuts and Jobs Act ("TCJA") and the lowering of the U.S. federal corporate tax rate, FactSet's annual effective tax rate is now expected to be lower than the guidance provided during the first quarter of 2018. This rate excludes the one-time tax items related to the TCJA. The Company's fiscal year end is August 31, therefore the change to the federal corporate tax rate results in a blended federal statutory tax rate for fiscal year 2018.
[3] The updated guidance includes the impact of the TCJA. The midpoint of the updated adjusted EPS range represents 16% growth over the prior year. Adjusted diluted EPS for fiscal 2018 includes an estimated $0.26 impact from the adoption of an accounting standard update which impacts the Company's accounting for employee share-based payment transactions.

* FactSet's expectations as of March 27, 2018. Actual results may differ materially from expectations above.

On Track to Achieve Annual Guidance

	Fiscal First Half 2018 Actuals	Fiscal Second Half 2018 Required Results*	Mid-point of Annual Guidance
Organic ASV Growth	$27 million	$47 million	$75 million
Adjusted Operating Margin	31.6%	31.7%	31.7%
Adjusted Diluted EPS	$4.15	$4.30	$8.45

* The above "required" results are an estimate based on the mid-point of the annual guidance range provided on March 27, 2018. Actual results may differ materially from expectations above.

FactSet Workflow Solutions

ASV BREAKOUT AS OF AUGUST 31, 2017



Research + PMT
Growth Rate*:
1.0%
$607M
RESEARCH + PMT: 46%
Analytics
Growth Rate*:
6.7%
$456M
ANALYTICS: 35%
$124M
CTS: 9%
CTS
Growth Rate*:
20.6%
$130M
WEALTH: 10%
Wealth
Growth Rate*:
7.9%

= $1.32B

TOTAL ASV



* LTM Organic ASV Growth Rate is based on last twelve months as of February 28, 2018

Medium Term Goals*

ORGANIC ASV

MID-SINGLE DIGIT GROWTH

+

ADJUSTED OPERATING MARGIN

100 BASIS POINTS EXPANSION PER YEAR, OVER THE NEXT TWO YEARS

+

ADJUSTED DILUTED EPS

LOW DOUBLE DIGIT GROWTH

* These goals are FactSet's expectations as of April 17, 2018. Actual results may differ materially from expectations above.

Maintaining a Disciplined Capital Allocation Framework

BUSINESS INVESTMENTS

- Investment for growth
- Investment in operational infrastructure

ACQUISITIONS

- Drive incremental growth
- Enhance content and technology

DIVIDENDS

- 12% increase in annual dividend in May 2017
- 13% 5-year CAGR in dividend per share

SHARE REPURCHASES

- Consistent share repurchase program

FactSet a Great Investment

CONTINUOUS + STEADY GROWTH	GLOBAL MARKET OPPORTUNITY	AWARD WINNING SOLUTIONS
STRONG COMPETITIVE POSITIONING	EXECUTION FOCUSED MANAGEMENT	DISCIPLINED CAPITAL ALLOCATION


〉Q + A

Danke ありがとう Grazie

நன்றி Selamat Paldies धन्यवाद

thank you

Gracias благодаря Obrigado

谢谢 Terima kasih Dank شكرا لكم Merci


INVESTOR
DAY | 2018
SEE THE ADVANTAGE 〉 FACTSET

SEE THE ADVANTAGE ⟩ FACTSET

Appendix

ASV Reconciliation

Organic ASV

(in millions)

	As of February 28,		
	2018	2017	% Change
As reported ASV (a)	$1,348.8	$1,186.9	
Acquired ASV (b)	(88.1)	–	
Professional services fees (c)	–	(5.5)	
Currency Impact (d)	(3.4)	7.4	
Organic ASV total	$1,257.3	$1,188.8	5.8%

(a) Beginning with the fiscal third quarter of 2017, FactSet excluded professional services fees billed within the last 12 months, which are not subscription based. ASV at the end of the second quarter of 2018 excludes $19.1 million in professional services fees.

(b) Acquired ASV from acquisitions completed within the last 12 months.

(c) The organic ASV for the second quarter of fiscal 2017 was adjusted to exclude professional services fees.

Non-GAAP Reconciliations

Adjusted Operating Income, Adjusted Operating Margin, and Adjusted Diluted EPS

(in thousands, except per share data)

	For the Six Months Ended February 28,		
(Unaudited)	2018	2017	% Change
GAAP Operating Income	$184,583	$182,065	1.4%
Intangible Asset Amortization	12,371	7,986	
Deferred Revenue Fair Value Adjustment	4,806	–	
Other Non-recurring Items	9,385	2,398	
Adjusted Operating Income	$211,145	$192,449	9.7%
Adjusted Operating Margin	31.6%	33.0%	
GAAP Net Income	$123,516	$133,293	(7.3)%
Intangible Asset Amortization	9,548	5,939	
Deferred Revenue Fair Value Adjustment	3,696	–	
Other Non-recurring Items	7,141	2,685	
Income Tax Items	21,310	–	
Adjusted Net Income	$165,211	$141,917	16.4%
GAAP Diluted Earnings per Common Share	$3.11	$3.34	(6.9)%
Intangible Asset Amortization	0.24	0.15	
Deferred Revenue Fair Value Adjustment	0.09	–	
Other Non-recurring Items	0.18	0.07	
Income Tax Items	0.54	–	
Adjusted Diluted earnings per Common Share	$4.15	$3.56	16.7%
Weighted Average Common Shares (Diluted)	39,763	39,900	